Federated Market Opportunity Fund

A Portfolio of Federated Equity Funds

CLASS A SHARES (TICKER FMAAX)
CLASS B SHARES (TICKER FMBBX)
CLASS C SHARES (TICKER FMRCX)
INSTITUTIONAL SHARES (TICKER FMIIX)

SUPPLEMENT TO prospectuses DATED December 31, 2009

Douglas C. Noland has replaced Steven J. Lehman as a Portfolio Manager for the Federated Market Opportunity Fund. Accordingly, please make the following changes to the prospectuses dated December 31, 2009:

1. Under the heading entitled “Fund Management” please delete the information regarding Steven J. Lehman and replace with the following:

“Douglas C. Noland has been the Fund's Senior Portfolio Manager since November 2010.”

2 Under the heading entitled “Portfolio Management Information” please delete the introductory paragraph and information regarding Steven J. Lehman and replace with the following:

“Douglas C. Noland serves as Senior Portfolio Manager focusing his efforts on making asset allocation and risk management decisions for the portfolio while Portfolio Manager Dana L. Meissner focuses on the long stock picking.

Douglas C. Noland

Douglas Noland has been the Fund's Senior Portfolio Manager since November 2010.Prior to joining Federated, Mr. Noland was employed with David Tice & Associates, Inc. where he served as an Assistant Portfolio Manager and strategist of Prudent Bear Fund and Prudent Global Income Fund from January 1999.Mr. Noland joined Federated in December 2008 as a Senior Vice President of the Fund's Adviser. From 1990 through 1998, Mr. Noland worked as a trader, portfolio manager and analyst for short-biased hedge funds including G.W. Ringoen & Associates from January 1990 to September 1996, Fleckenstein Capital from September 1996 to March 1997, and East Shore Partners, Inc. from October 1997 to December 1998. Mr. Noland earned a B.S. in Accounting and Finance from the University of Oregon and an M.B.A. from Indiana University.”

November 19, 2010

Federated Market Opportunity Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561

Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Q450785 (11/10)

Federated Market Opportunity Fund

A Portfolio of Federated Equity Funds

CLASS A SHARES (TICKER FMAAX)
CLASS B SHARES (TICKER FMBBX)
CLASS C SHARES (TICKER FMRCX)
INSTITUTIONAL SHARES (TICKER FMIIX)

SUPPLEMENT TO Statement of Additional Information DATED December 31, 2009

Under the heading entitled “Portfolio Manager Information” please delete the information regarding Steven J. Lehman and replace with the following:

“The following information about the Fund’s portfolio manager is provided as of October 29, 2010.

Types of Accounts Managed by Douglas Noland	Total Number of Additional Accounts Managed/Total Assets*
Registered Investment Companies	2 Funds/$2,215 million
Other Pooled Investment Vehicles	0/$0
Other Accounts	0/$0
*	None of the Accounts has an advisory fee that is based on the performance of the account.

Dollar value range of shares owned in the Fund: None.

Douglas Noland is paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and, to a lesser extent, Financial Success, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (Federated). The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.

IPP is measured on a rolling two, three, and five calendar year pre-tax total return basis vs. the Fund’s designated peer group of comparable accounts and vs. the Fund’s benchmark (i.e., 70% Russell 3000 Value Index/30% Merrill Lynch 91 Day Treasury Bill Index). In addition, IPP is measured on a one calendar year pre-tax total return basis vs. the adjusted performance of the Merrill Lynch 91 Day Treasury Bill Index. Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one year of performance history under a portfolio manager may be excluded. As noted above, Douglas Noland is also the portfolio manager for other accounts in addition to the Fund. Such other accounts may have different benchmarks. Within each performance measurement period, IPP is calculated with an equal weighting of each included account managed by the portfolio manager. A portion of the bonus tied to the IPP score maybe adjusted based on management’s assessment of overall contributions to fund performance and any other factors as deemed relevant.

The Financial Success category is designed to tie the portfolio manager’s bonus, in part, to Federated’s overall financial results. Funding for the Financial Success category maybe determined on a product or asset class basis, as well as on corporate financial results. Senior Management determines individual Financial Success bonuses on a discretionary basis, considering overall contributions and any other factors deemed relevant.

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research, or “soft dollars”). The Adviser has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

November 19, 2010

Federated Market Opportunity Fund
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561

Contact us at FederatedInvestors.com
or call 1-800-341-7400.

Federated Securities Corp., Distributor

Q450786 (11/10)